UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Synergy Pharmaceuticals Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

The Annual Meeting of Stockholders of Synergy Pharmaceuticals Inc. will be held on
June 27, 2017, at 9:00 a.m. local time at the Company’s offices located at
420 Lexington Avenue, Suite 2012, New York, New York 10170

PROXY STATEMENT AND 2016 ANNUAL REPORT ON FORM 10-K
ARE AVAILABLE AT:

http://www.pstvote.com/synergy2017

Dear Stockholder:

The Annual Meeting of Stockholders of Synergy Pharmaceuticals Inc. has been called to consider and act upon the following matters:

•                  Election of seven Directors;

•                  Amend the Company’s Second Amended and Restated Certificate of Incorporation, as amended, to increase the number of shares of common stock authorized for issuance from 350,000,000 to 400,000,000;

•                  Approve the Synergy Pharmaceuticals Inc. 2017 Equity Incentive Plan;

•                  Ratification of BDO USA, LLP as Synergy’s independent registered public accountants for fiscal year ending December 31, 2017.

Our Board of Directors recommends a vote “FOR” all nominees listed in proposal 1 and “FOR” proposals 2, 3 and 4.

You are receiving this communication because you hold shares in the company named above. Complete proxy materials, including the proxy card, are available to you on-line at http://www.pstvote.com/synergy2017 or upon your request by e-mail or first-class mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

This is not a ballot. You cannot use this notice to vote your shares. You may vote on-line, by mail or in person. If you wish to vote on-line, you will need your “Control Number” (which can be found in the bottom right hand corner of this notice) and the web address, all of which will be included with or on the proxy card located on the Internet website stated above or mailed to you at your request. No other personal information will be required in order to vote in this manner. If you wish to vote by mail, simply print out the proxy card located on the Internet website stated above, mark the proxy card accordingly, sign and return it to us at the address indicated on the proxy card. If you wish to vote in person at the Annual Meeting of Stockholders, simply check the box on the proxy card that you plan to attend. Your proxy card will not be used if you vote in person. Please check the meeting materials for any special requirements for meeting attendance and how to obtain directions to the meeting.

Control Number:

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting To Be Held on June 27, 2017:

(1)                                 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

(2)                                 The Proxy Statement and 2016 Annual Report on Form 10-K are available at http://www.pstvote.com/ synergy2017.

(3)                                 If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 24, 2016 to facilitate timely delivery.

To request a paper copy of these items:

•                       Call our toll-free number — (866) 223-0448; or

•                       Visit our website at http://www.pstvote.com/synergy2017; or

•                       Send us an e-mail at info@philadelphiastocktransfer.com.

Please clearly identify the items you are requesting; Synergy Pharmaceuticals Inc., and your name along with the Control Number located in the lower right hand corner of this notice and the name and address to which the materials should be mailed.

By Order of the Board of Directors

/s/ Gary S. Jacob

Gary S. Jacob
Chairman of the Board of Directors

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 27, 2017 SYNERGY PHARMACEUTICALS INC Date: June 27, 2017 Time: 9:00 AM EDT You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Envelope # # of # Sequence # 1 OF 2 12 15 0000335600_1 R1.0.1.15 Broadridge Internal Use Only Job # Sequence # See the reverse side of this notice to obtain proxy materials and voting instructions. LOGO Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 1234567 1234567 1234567 1234567 1234567 1234567 BROKER HERE Meeting Information Meeting Type: Annual Meeting For holders as of: April 28, 2017 Location: 420 Lexington Ave Suite 2012 New York, NY 10170 B A R C O D E

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Have the information that is printed in the box marked by the arrow (located on the by the arrow (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods Only Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. 0000335600_2 R1.0.1.15 Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Internal Use 1. Form 10-K2. Notice & Proxy Statement How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 06, 2017 to facilitate timely delivery.

The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees Gary S. Jacob Richard Daly 01 06 02 Melvin K. Spigelman 07 Timothy Callahan 03 John P. Brancaccio 04 Thomas H. Adams 05 Alan F. Joslyn The Board of Directors recommends you vote FOR the following proposal(s): 2 Proposal to amend the Company's Second Amended and Restated Certificate of Incorporation, as amended, to increase the number of shares of common stock authorized for issuance from 350,000,000 to 400,000,000. 3 Proposal to approve the Synergy Pharmaceuticals Inc. 2017 Equity Incentive Plan. 4 Proposal to ratify BDO USA, LLP as Synergy's independent registered public accountants for fiscal year ending December 31, 2017. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. xxxxxxxxxx Cusip Envelope # # of # Sequence # 0000335600_3 R1.0.1.15 Broadridge Internal Use Only xxxxxxxxxx Job # Sequence # B A R C O D E 23456789012 2 2 2 2 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 Voting items

Enve1lo2pe # # 0000335600_4 R1.0.1.15 Broadridge Internal Use Only THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE P99999Jo-0b1#0 Sequ1e5nce # of # S#eqOueFnce ## THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE Voting Instructions Reserved for Broadridge Internal Control Information